                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: February 13, 2002
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                        (Date of earliest event reported)



                           HELLER FUNDING CORPORATION
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                 HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-1
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             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          333-30207-01                                    36-4165546
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   (Commission File Number)                 (IRS Employer Identification Number)


   500 West Monroe Street, Chicago, Illinois                  60661
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    (Address of principal executive offices)                (Zip Code)


                                 (312) 441-7246
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            (Registrant's telephone number, including area code)

Item 5.  Other Events
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Attached, for the Distribution Date of February 13, 2002, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
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(c) Exhibits

 99 Heller Funding Corporation - Monthly Report for the Distribution Date of February 13, 2002.







                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2002
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                                                     HELLER FUNDING CORPORATION




                                                     By: /s/Carol J. Radtke
                                                         ------------------
                                                            Carol J. Radtke
                                                     Title: Vice President